SoundHound AI Reports Record Q3 Revenue of $42 Million, Up 68%, Raises Full Year Outlook; $269 Million in Cash
The company extends presence within key vertical markets, forging new strategic partnerships that strengthen AI leadership through its Agentic+ framework
SANTA CLARA, Calif.--SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice and conversational AI, today reported its financial results for the third quarter 2025.
“Enterprise AI adoption is booming globally, and SoundHound is strengthening its leading position with deployments in millions of end points across highly diversified industries and customers,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound AI. “We see enormous potential in the near and long-term horizon, and we’re positioning our business to take full advantage.”

Third Quarter Financial Highlights
•Reported revenue was $42.0 million, an increase of 68% year-over-year
•GAAP gross margin was 42.6%; non-GAAP gross margin was 59.3%
•GAAP net loss was $(109.3) million; non-GAAP net loss was $(13.0) million
•Adjusted EBITDA was a loss of $(14.5) million
•GAAP earnings per share was a loss of $(0.27); non-GAAP earnings per share was a loss of $(0.03)
•GAAP results include a loss from the calculated fair value of contingent acquisition liabilities where future earnout shares are marked-to-market on a quarterly basis based on the company’s stock price. Non-GAAP measures exclude this non-operating/non-cash impact.

“Q3 was another strong mile marker on our journey to transform human-computer interfaces through natural language conversations and voice AI that makes technology more seamless and accessible," said Nitesh Sharan, CFO of SoundHound AI. "We continue to deliver high growth with a diverse customer base, expanding product suite and a balance sheet that enables us to stay on the offense.”

Business Highlights
•Agentic AI: Amelia 7.3 update incorporates Speech-to-Meaning® to deliver industry-leading latency and even more natural voice experiences for customers. This further enhances the platform’s Agentic+ framework – a unique and flexible combination of generative AI, multi-agent autonomous orchestration, and deterministic models.
•Voice Commerce: In-vehicle monetization now includes restaurant reservations and parking payments alongside voice ordering, with global OEMs engaged to launch in 2026. Tech platform giants are also poised to deploy voice ordering capabilities to millions of users.
•IoT and Robotics: Won a large deal to integrate SoundHound Chat AI into a minimum commitment of double digit millions of AI-enabled smart devices developed by a large China-based company offering intelligence-based interaction in hardware and software products.
•Automotive:
▪Working with major globally renowned sports car brand to launch a custom “personality” for its assistant
▪Flagship Chat AI voice technology now available in Jeep vehicles across Europe
▪Expanded throughout Germany with growing EV automaker, Togg
▪Signed an Italian-based commercial vehicle company offering SoundHound’s voice AI technology to its wide range of fleet vehicles
▪Signed deals to integrate SoundHound’s advanced voice capabilities with two prominent two-wheeler brands in expansive Indian market
•Financial Services:
▪Three of the top 10 global financial services institutions bought additional enterprise services, and two renewed existing contracts
▪Signed a new enterprise technology deal with a prominent organization supporting credit unions throughout the United States
•Healthcare:
▪Working with large precision medicine provider to launch a pioneering inbound and outbound agentic AI solution
▪Won a deal with a U.S.-based regional hospital system to deploy the Amelia platform
▪Signed a renewal with one of the leading healthcare companies for wholesale medical supplies
•Insurance:
▪French insurer, Apivia Courtage, announced that it will deploy Amelia 7 to bring agentic AI to its contact centers
▪Renewed contract with a global insurance company providing services to multinational corporations, individuals and families
▪Secured a further renewal with a highly regarded Mexico-based automotive insurance company
•Restaurants:
▪Signed a deal to deploy our AI ordering solutions with a nationally recognized full-service restaurant chain
▪Franchise wins with Firehouse Subs, Five Guys, and McAllister’s Deli

▪Full deployment for our voice solutions across all MOD pizza, Habit Burger, Red Lobster, and Torchy’s Tacos locations, in addition to existing brands Chipotle and Casey’s
▪Peet’s Coffee expanded further with SoundHound’s category-leading Employee Assist technology, which will now be used by staff in all company owned locations
•Retail and Consumer Goods:
▪Secured a net new upsell with a major multinational brand with an extensive product portfolio of food, beverage, and consumer goods
▪Now working with one of the fastest growing global health clubs in the United States to deploy Smart Answering
▪New deal to launch Smart Answering at a U.S.-based global franchise that offers state-of-the-art training facilities for elite athletes
•IT Services:
▪Signed a leading provider of managed cybersecurity services, cloud, and IT infrastructure solutions, based out of the United States
▪Renewed a multi-year contract and upsold to a dominant U.S.-based internet domain registry and web hosting company
•Energy: Two large U.S. electricity providers will soon go live with SoundHound’s enterprise AI solutions.
•Telecommunications: Signed a large telecommunications provider that offers internet and TV services to residential and business customers in over 20 U.S. states.
•Channel Partners:
▪Announced a new strategic partnership with major technology distributor, Telarus, to bring Amelia 7 and Autonomics to their enterprise CX & EX landscape
▪Signed multi-year deal with a longstanding partner that specializes in CRM, AI, and workforce engagement management
▪Entered into a reseller agreement with VOXai, a company that offers purpose-driven customer experience management solutions
▪Forged strategic partnerships with two of the leading software and services providers for full-suite studio, gym, health, and wellness club management
•Other Highlights:
▪Launched Vision AI to bring real-time visual understanding to SoundHound’s conversational AI platform
▪Acquired Interactions, a pioneer in AI for customer service and workflow orchestration, to strengthen leadership in Agentic AI
▪Named a leader in IDC MarketScape for worldwide general-purpose conversational AI platforms 2025
▪Named a leader in Everest Group’s conversational AI and AI agents in customer experience management Products PEAK Matrix® Assessment 2025

Third Quarter 2025 Financial Measures1

Three Months Ended (thousands, unless otherwise noted)	September 30, 2025	September 30, 2024	Change
Revenues	$42,049	$25,094	68%
GAAP gross profit	$17,921	$12,193	47%
GAAP gross margin	42.6%	48.6%	(6.0)	pp
Non-GAAP gross profit	$24,917	$14,983	66%
Non-GAAP gross margin	59.3%	59.7%	(0.4)	pp
GAAP operating loss[2]	$(115,891)	$(33,767)	(243)%
Non-GAAP adjusted EBITDA	$(14,546)	$(15,869)	8%
GAAP net loss[2]	$(109,271)	$(21,751)	(402)%
Non-GAAP net loss	$(13,022)	$(14,958)	13%
GAAP net loss per share[2]	$(0.27)	$(0.06)	$(0.21)
Non-GAAP net loss per share	$(0.03)	$(0.04)	$0.01
1)Please see tables below for a reconciliation from GAAP to non-GAAP.
2)GAAP-only operating loss includes a significant impact from the calculated fair value of contingent acquisition liabilities where future earn-out shares are marked-to-market on a quarterly basis, and with the increase in stock price compared to the previous quarter the loss associated with this item was $66 million in the third quarter. Non-GAAP measures exclude this non-operating/non-cash impact.
Liquidity and Cash Flows
The company’s total cash and cash equivalents was $269 million at September 30, 2025, with no debt.
Condensed Cash Flow Statement

Nine Months Ended (thousands)	September 30, 2025	September 30, 2024
Cash flows:
Net cash used in operating activities	$(76,336)	$(75,755)
Net cash used in investing activities	(56,965)	(12,292)
Net cash provided by financing activities	204,514	115,445
Effects of exchange rate changes on cash	(257)	(16)
Net change in cash and cash equivalents	$70,956	$27,382
Business Outlook
SoundHound is raising its full year 2025 revenue outlook and now expects it to be in a range of $165 - $180 million.

Additional Information
For more information please see the company’s SEC filings which can be obtained on the company’s website at investors.soundhound.com. The financial statements will be posted on the website, and will be included when the company files its 8-K. The financial data presented in this press release should be considered preliminary until the company files its 10-Q.
Conference Call and Webcast
Keyvan Mohajer, Co-Founder and CEO, and Nitesh Sharan, CFO will host a live audio conference call and webcast today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time. A live webcast and replay will also be accessible at investors.soundhound.com.
About SoundHound AI
SoundHound AI (Nasdaq: SOUN), a global leader in voice and conversational AI, delivers solutions that allow businesses to offer superior experiences to their customers. Built on proprietary technology, SoundHound’s voice AI delivers best-in-class speed and accuracy in numerous languages to product creators and service providers across retail, financial services, healthcare, automotive, smart devices, and restaurants. The company’s various groundbreaking AI-driven products include Smart Answering, Smart Ordering, Dynamic Drive-Thru, and the Amelia Platform, which powers AI Agents for enterprise. In addition, SoundHound Chat AI, a powerful voice assistant with integrated Generative AI, and Autonomics, a category-leading operations platform that automates IT processes, have enabled SoundHound to power millions of products and services, and process billions of interactions each year for world class businesses. For more information, visit: www.soundhound.com
Forward Looking Statements
This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements include, but are not limited to, statements concerning our expected financial performance, our ability to implement our business strategy and anticipated business and operations, and guidance for financial results for 2025. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Our actual results may differ materially from those expressed or implied by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, our ability to successfully launch and commercialize new products and services and derive significant revenue, our market opportunity and our ability to acquire new customers and retain existing customers, unexpected costs, charges or expenses resulting from our recent acquisitions, the ability of our recent acquisitions to be accretive on the company's financial results, and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q

and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Non-GAAP Measures of Financial Performance
To supplement the company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share.
The company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The company also believes that providing this information allows investors to not only better understand the company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.
As such, the company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance.
The company defines its non-GAAP measures by excluding certain items:
The company arrives at non-GAAP gross profit and non-GAAP gross margin by excluding (i) amortization of intangibles (including acquired intangible assets), and (ii) stock-based compensation and related payroll taxes.
The company arrives at adjusted EBITDA by excluding (i) total other income/(expense), net, (ii) income taxes, (iii) depreciation and amortization expense (including acquired intangible assets), (iv) stock-based compensation and related payroll taxes, (v) change in fair value of contingent acquisition liabilities, and (vi) acquisition-related costs.
The company arrives at non-GAAP net loss and non-GAAP net loss per share by excluding (i) depreciation and amortization expense (including acquired intangible assets), (ii) stock-based compensation and related payroll taxes, (iii) change in fair value of contingent acquisition liabilities, (iv) change in fair value of derivative, (v) acquisition-related costs, and (vi) income tax effects related to acquisitions.
Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables below. When analyzing the company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.
To the extent that the company presents any forward-looking non-GAAP financial measures, the company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Third Quarter Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Margin

Three Months Ended (thousands, unless otherwise noted)	September 30, 2025	September 30, 2024
GAAP gross profit[1]	$17,921	$12,193
Adjustments:
Amortization of intangibles	4,334	2,691
Stock-based compensation and related payroll taxes²	2,662	99
Non-GAAP gross profit	$24,917	$14,983
GAAP gross margin	42.6%	48.6%
Non-GAAP gross margin	59.3%	59.7%
1)GAAP gross profit is calculated by subtracting the cost of revenues from revenues.
2)Q3 2025 includes employer payroll taxes that result from stock-based compensation in the amount of $0.2 million.

Third Quarter Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

Three Months Ended (thousands)	September 30, 2025	September 30, 2024
GAAP net loss	$(109,271)	$(21,751)
Adjustments:
Total other income (expense), net[1]	(7,077)	(1,525)
Income taxes	457	(10,491)
Depreciation and amortization	8,557	5,365
Stock-based compensation and related payroll taxes[2]	21,217	9,060
Change in fair value of contingent acquisition liabilities	66,245	(1,356)
Acquisition-related expenses	5,326	4,829
Non-GAAP adjusted EBITDA	$(14,546)	$(15,869)
1)Includes other income, net of $7.2 and $2.6 million for the three months ended September 30, 2025 and 2024, respectively.
2)Q3 2025 includes employer payroll taxes that result from stock-based compensation in the amount of $1.5 million.

Third Quarter Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

Three Months Ended (thousands, unless otherwise noted)	September 30, 2025	September 30, 2024
GAAP net loss attributable to SoundHound common shareholders	$(109,271)	$(21,751)
Adjustments:
Depreciation and amortization	8,557	5,365
Stock-based compensation and related payroll taxes[1]	21,217	9,060
Change in fair value of contingent acquisition liabilities	66,245	(1,356)
Change in fair value of derivative	(5,096)	—
Acquisition-related expenses	5,326	4,829
Income tax effects related to acquisitions	—	(11,105)
Non-GAAP net loss	$(13,022)	$(14,958)
GAAP net loss per share[2]	$(0.27)	$(0.06)
Adjustments	0.24	0.02
Non-GAAP net loss per share[2]	$(0.03)	$(0.04)
1)Q3 2025 includes employer payroll taxes that result from stock-based compensation in the amount of $1.5 million.
2)Weighted average common shares outstanding (basic) for the three months ended September 30, 2025 and 2024 were 409,783,470 and 360,385,812, respectively.

Investors:
Scott Smith
408-724-1498
IR@SoundHound.com
Media:
Fiona McEvoy
415-610-6590
PR@SoundHound.com